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                                                                    EXHIBIT 10.8

[CB RICHARD ELLIS LOGO]

                                    SUBLEASE

1.   PARTIES.

     This sublease, dated SEPTEMBER 24, 2002, is made between WESTERN TECHNOLOGY ("Sublessor"), and CATAPULT COMMUNICATIONS ("Sublessee").

2.   MASTER LEASE.

     Sublessor is the lessee under a written lease dated MARCH 25, 1995 wherein JACK DYMOND LATHING CO. ("Lessor") leased to Sublessor the real property located in the City of Mountain View, County of SANTA CLARA, State of CALIFORNIA, described as 190 S. WHISMAN ROAD, BUILDING G. ("Master Premises"). Said lease has been amended by the following amendments FIRST AMENDMENT DATED APRIL 24, 2000 AND SECOND AMENDMENT DATED AUGUST 22, 2000: said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A".

3.   PREMISES.

     Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): THAT APPROXIMATELY 9,860 SQUARE FOOT FREESTANDING INDUSTRIAL BUILDING LOCATED AT 190 S. WHISMAN ROAD, BUILDING G, MOUNTAIN VIEW, CA 94041.

4.   WARRANTY BY SUBLESSOR.

     Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.   TERM.

     The Term of this Sublease shall commence on DECEMBER 1, 2002 ("Commencement Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on FEBRUARY 28, 2005 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee UPON COMPLETE EXECUTION OF THE SUBLEASE. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within thirty (30) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessee to Sublessor on account on this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease.

6.   RENT.

     6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at WESTERN TECHNOLOGY, 315 DIGITAL DRIVE, MORGAN HILL, CA 95037 or at such other place as Sublessor shall designate from time to time by notice to Sublessee, the sum of FIVE THOUSAND ONE HUNDRED TWENTY-SEVEN AND 20/100 Dollars ($5,127.20) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of FIVE THOUSAND ONE HUNDRED TWENTY-SEVEN AND 20/100 Dollars ($5,127.20) as rent for DECEMBER 2002. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions: N/A

     6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent ONE HUNDRED PERCENT (100%) of the amounts payable by Sublessor for Operating Costs incurred during the Term. Such additional rent shall be payable as and when Operating Costs are payable by Sublessor to Lessor. It the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or


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     termination. Sublessor shall, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.   SECURITY DEPOSIT.

     Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.   USE OF PREMISES.

     The Premises shall be used and occupied only for SERVICE CENTER, LIGHT MANUFACTURING, RESEARCH AND DEVELOPMENT, STORAGE AND OTHER RELATED LEGAL USES, and for no other use or purpose.

9.   ASSIGNMENT AND SUBLETTING.

     Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.  OTHER PROVISIONS OF SUBLEASE.

     All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following: N/A. Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease, Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.  ATTORNEY'S FEES.

     If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12.  AGENCY DISCLOSURE:

     Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except: CB RICHARD ELLIS, INC., who represents CATAPULT COMMUNICATIONS and CB RICHARD ELLIS, INC. who represents WESTERN TECHNOLOGY. In the event CB RICHARD ELLIS, INC., represents both Sublessor and Sublessee, Sublessor and hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.  COMMISSION:

     Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in accordance with Sublessor's contract with Broker for the subleasing of the Premises, if any, and otherwise in the amount of
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     FOUR THOUSAND AND NO/100 Dollars ($4,000.00), for services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission.

14.  NOTICES:

     All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address herein below, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     To Sublessor: WESTERN TECHNOLOGY, ATTN: NORM WILLIAMS, 315 DIGITAL DRIVE,
                   MORGAN HILL, CA 95037

     To Sublessee: CATAPULT COMMUNICATIONS, 160 S. WHISMAN DRIVE,
                   MOUNTAIN VIEW, CA 94041

15. CONSENT BY LESSOR.

    THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16. COMPLIANCE.

    The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment in Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: WESTERN TECHNOLOGY                 Sublessee: CATAPULT COMMUNICATIONS

By:        /s/ NORM WILLIAMS                             By: /s/ DAVID MAYFIELD
    -------------------------                                -------------------
         NORM WILLIAMS                                           DAVID MAYFIELD

Title: PRESIDENT                                         Title: PRESIDENT & COO
       ----------------------                                   ----------------

By:                                                      By:    David Mayfield
    -------------------------                                -------------------

Title:                                                   Title: President & COO
       ----------------------                                   ----------------

Date:       9/30/02                                      Date:       9/30/02
      -----------------------                                  -----------------

                          LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.


Lessor: JACK DYMOND LATHING CO.
        -----------------------

By: /s/ BETTY SEMICH
    ---------------------------

Title: Member
       ------------------------

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CONSULT YOUR ADVISORS - This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.
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                                  ATTACHMENT A

          ADDENDUM TO THE SUBLEASE AGREEMENT DATED SEPTEMBER 24, 2002
              BETWEEN WESTERN TECHNOLOGY (SUBLESSOR) AND CATAPULT
                           COMMUNICATIONS (SUBLESSEE)

In the event of express conflict between the terms and conditions of this Attachment and the terms and conditions of the Sublease, the terms and conditions of this Attachment shall prevail.

17) Early Occupancy:          Upon execution of the Sublease and consent by
                              Landlord, Sublessee shall have the access to the Premises for the purpose of completing Tenant
                              Improvements, set up phone lines, other equipment and to conduct normal business operations free of any and all rents.

18) Furniture & Equipment:    The Sublessor shall remove all existing furniture
                              and phone equipment. However, all existing wiring shall remain in place.

19) Signage:                  Sublessee, at Sublessee's sole cost and expense,
                              will be allowed to install signage in accordance with conditions of the Master Lease and subject to the City of Mountain View approval.

20) Tenant Improvements:      Sublessee shall be allowed to complete Tenant
                              Improvements in accordance with the Master Lease.

21) Condition of Premises:    Sublessor shall deliver the Premises in good,
                              clean, working condition, Sublessee shall sublease the space in "AS-IS" condition.

22) Sublease:                 Sublessee shall have the right to transfer or
                              assign the sublease and sub-sublease all or part of the premises, with consent of the Landlord, pursuant to the terms and conditions of the Master
                              Lease. Should Sublessee derive a profit from any sub-sublease, Sublessee shall split the profits
                              50/50 with Sublessor after first deducting
                              Sublessee's reasonable costs, including but not limited to brokerage fees, attorney's fees and marketing costs.


Sublessor: Western Technology             Sublessee: Catapult
                                                     Communications

By: /s/ NORM WILLIAMS                     By: /s/ DAVID W. MAYFIELD
Title: President                          Title: President & COO
By:                                       By:
   ----------------------------              ------------------------------
Title:                                    Title:
   ----------------------------              ------------------------------
Date: 9/30/02                             Date: 9/30/02